                                                                   EXHIBIT 10.12

                            SUB-SUBLEASE AGREEMENT
                            ----------------------

          THIS SUB-SUBLEASE AGREEMENT ("Sublease") is made and entered into as of this 5 day of June 1998, by and between STRATEGIC INTERACTIVE GROUP, INC. ("Sublessor") and ALLEGIANCE, TELECOM, INC., a Delaware corporation ("Sublessee").

                                    RECITALS
                                    --------

          This Sublease is made with regard to the following facts:

               A. Tesseract Corporation ("Tesseract") is the Tenant under the Office Lease dated November 22, 1991 with Mosten Management Company, Inc., as Landlord ("Landlord"), pursuant to which Tesseract leased the 19th, 20th and 21st floors of 475 Sansome Street, San Francisco, California (hereinafter the "Master Lease"). A copy of the Master Lease is attached hereto as Exhibit A. The Master Lease has been
                                      ---------
          amended by that certain letter agreement dated August 13, 1997, by and among Landlord, Tesseract and Sublessor. A copy of such letter agreement is attached hereto as Exhibit B. The term "Master Lease"
                                          ---------
          shall include Exhibit B.
                        ---------

               B. Sublessor is the sublessee under the Sublease Agreement dated August 21, 1997, in which Tesseract is the sublessor, and pursuant to which Sublessor subleased the entire 20th floor of 475 Sansome Street, San Francisco, California, from Tesseract Corporation. A copy of the Sublease Agreement is attached hereto as Exhibit C and is hereinafter
                                                   ---------
          referred to as the "SIG Sublease."

               C. Sublessee desires to sub-sublease from Sublessor the portion of the 20th floor of 475 Sansome Street, San Francisco, California, which is marked by cross hatching on the diagram attached to this Sublease as Exhibit D (the "Subleased Space"), and Sublessor has
                      ---------
          agreed to sub-sublease the Subleased Space to Sublessee on the terms, covenants and conditions stated in this Sublease.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, Sublessor and Sublessee (collectively, the "Parties") agree as follows:

          1.   PROVISIONS CONSTITUTING SUBLEASE.
               --------------------------------

          This Sublease is subject to all of the terms and conditions of the Master Lease, except Paragraphs 2, 3(a), 3(b), 9, 26, 42, 43, 44, 45, 46, 47,
48, 49, 50, and 52, and Exhibit C, and the SIG Sublease, except Paragraphs 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21, and Exhibit "C",
and Sublessee shall perform the obligations of Tesseract and Sublessor under the Master Lease and SIG Sublease, to the limited extent said terms and conditions are applicable to the Subleased Space.

          Except as otherwise provided herein with respect to the Sublessee, each party hereto agrees to perform and comply with the terms, provisions, covenants and conditions of the Master Lease and the SIG Sublease, and not to do or permit anything to be done which would result in a default under the Master Lease or the SIG Sublease to the extent binding on such party, or cause the Master Lease or the SIG Sublease to be terminated or forfeited.

          Any insurance carried by Landlord, Sublessor, or Sublessee with respect to the Subleased Space and property therein or occurrences thereon shall, if it can be so written without additional premium, or with an additional premium which the requesting party agrees to pay, include a clause or endorsement denying to the insurer right of subrogation against that party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Sublease to the contrary, hereby waives any rights of recovery against the other for property or claims covered by insurance containing such a clause or endorsement to the extent of the indemnification received thereunder.

          Notwithstanding any provision of the Master Lease or the Sublease to the contrary, Sublessor shall be and remain liable for all of its obligations under the SIG Sublease.

          Sublessee recognizes that Sublessor is not in a position to render any of the services or to perform any of the obligations required of Landlord by the terms of the Master Lease. Sublessee agrees that performance by Sublessor of its obligations under this Sublease is conditioned on performance by the Landlord of its corresponding obligations under the Master Lease, and Sublessor will not be liable to Sublessee for any default of the Landlord under the Master Lease. Notwithstanding the above provisions, Sublessor will use diligent commercially reasonable efforts to enforce Tesseract's and Landlord's obligations under the SIG Sublease and the Master Lease respectively.

          Sublessee will not have any claim against Sublessor based on the Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless that failure or refusal is a result of any act or omission of Sublessor or any employee, agent or contractor of Sublessor. Despite the Landlord's failure or refusal to comply with any of those provisions of the Master Lease, this Sublease will remain in full force and effect and Sublessee will pay the base rent and all other charges provided for in this Sublease without any abatement, deduction or setoff. However, Sublessee will receive its prorata share of any rent abatement in the event of a condemnation or casualty affecting the use of the Subleased Space, to the extent the Subleased Space is rendered unusable by Sublessee in the conduct of its business. In the event Sublessor receives the benefit of any other rent abatement under the SIG Sublease, Sublessee will receive its share of such abatement to the extent that the event giving rise to the abatement affects the Subleased Space.

          Sublessor represents and warrants that as of the date of this Sublease, (a) the SIG Sublease is unmodified and in full force and effect, (b) to the best of Sublessor's actual knowledge, the Sublessor has no offsets, defenses or counterclaims against Tesseract under the SIG Sublease, (c) there is no default or event of default by Sublessor or Tesseract under the SIG Sublease or any event which with the giving of notice and/or the passage of time, or both, would constitute a default or event of default by Sublessor or Tesseract under the SIG Sublease, (d) to the best of Sublessor's actual knowledge without inquiry, there is no default or event of default by Tesseract under the Master Lease, or any event which with the giving of notice and/or the passage of time, or both, would constitute a default or event of default by Tesseract under the Master Lease, and (e) Sublessor has not encumbered its interest in the SIG Sublease. Sublessor further represents and warrants to the best of Sublessor's actual knowledge without inquiry that as of the date of this Sublease, (a) the Master Lease is unmodified and in full force and effect and (b) there is no default or event of default by Landlord or Tesseract under the Master Lease or any event which with the giving of notice and/or the passage of time, or both, would constitute a default or event of default by Landlord or Tesseract under the Master Lease.

          2.   SUBLEASED SPACE.
               ---------------

          Sublessor hereby sublets to Sublessee and Sublessee hereby sublets from Sublessor the Subleased Space, subject to the terms, covenants and conditions contained in this Sublease, together with the non-exclusive right, if any, to use the Common Areas of the Building. The Parties agree that the Subleased Space is to consist of approximately 8,059 rentable square feet.

The actual rentable area of the Subleased Space shall be determined by Sublessor's architect promptly after Sublessor has completed construction of the demising walls which will separate the Subleased Space from Sublessor's premises. The rentable area of the Subleased Space shall be calculated and certified to Sublessor and Sublessee by Sublessor's architect pursuant to the Standard Method for Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.l,
1996). "Rentable Square Feet" and "Rentable Footage" shall have the same meaning as the term "Rentable Area." Promptly after Sublessor has received its architect's calculation of the rentable area of the Subleased Space, Sublessor shall send Sublessee a copy of the calculation. If the architect's calculation reflects that the rentable area of the Subleased Space consists of more or less than 8,059 rentable square feet, then Sublessor shall promptly prepare an amendment to this Sublease to reflect the Rentable Area of the Subleased Space, to make the necessary adjustments to the rent and Sublessee's percentage share of Operating Costs and Property Taxes, and Sublessor and Sublessee shall execute the amendment.

          3.   TERM.
               ----

          The term of this Sublease shall commence on July 1, 1998 (the "Commencement Date") and end on April 30, 2002 (the "Expiration Date"), unless sooner terminated as provided herein. If Sublessor for any reason cannot deliver possession of the Subleased Space to Sublessee on the Commencement Date, this Sublease shall not be void or voidable nor shall Sublessor be liable to Sublessee for any damage resulting therefrom. Notwithstanding the foregoing, if possession of the Subleased Space has not been delivered to Sublessee by August 1, 1998, Sublessee, at its option, at any time thereafter but prior to the delivery of possession may terminate this Sublease by notice to Sublessor, and Sublessor and Sublessee shall thereupon be released from all obligations under this Sublease. No delay in delivery of possession shall operate to extend the term hereof.

          4.   RENT.
               ----

          Sublessee shall pay to Sublessor, without deduction, set off, prior notice or demand, as rent during the term of the Sublease, the sum of $23,84l.21 per month, payable monthly in advance in lawful money of the United States of America on the first day of each month for the period starting with the Commencement Date through the Expiration Date, unless sooner terminated. In the event that pursuant to the procedure set forth in paragraph 2 above the rentable area of the Subleased Space is determined to be different than 8,059 rentable square feet, then (a) the rent hereunder shall be appropriately adjusted using an annual rental rate of $35.50 per rentable square foot, and (b) Sublessee's prorata share of increases in Building

Operating Expenses and Taxes shall be appropriately adjusted. The revised rent and revised prorata share percentage figure shall be incorporated in the amendment to this Sublease which is to be prepared by Sublessor in accordance with paragraph 2 above. In the event that any month during the term of this Sublease shall be less than a full month, the rent payable hereunder shall be prorated for such month based upon the number of days this Sublease shall be in effect during such month.

          Payment of rent and any other obligations under the Sublease shall be delivered to Sublessor's address for notices under the Sublease on or before the first day of each calendar month during the term. Sublessee agrees that, in the event Sublessee fails to pay any sum of money due hereunder within the applicable grace period, if any, Sublessor shall be entitled to collect late charges and interest as set forth in paragraphs 3(d) and 3(e) of the Master Lease.

          5.   TENANT IMPROVEMENTS.
               -------------------

          Prior to delivery of the Subleased Space to Sublessee, Sublessor, at its expense, shall install demising walls between Sublessor's premises and the Subleased Space in a good and workmanlike manner in accordance with all applicable laws, so that the two areas are physically separated. On Sublessee's side of the demising walls the demising walls shall be painted by Sublessor so as to reasonably match the existing painted surfaces adjacent to the walls.
With the exception of the work described in the two immediately preceding sentences, Sublessee acknowledges that the Subleased Space shall be delivered to Sublessee in its existing "As Is" condition. Sublessee agrees that any and all additional and subsequent improvement work in the Subleased Space must first be approved in writing by Landlord and Tesseract and consented to by Sublessor.

          6.   BASE YEAR AND OPERATING EXPENSE ADJUSTMENT.
               ------------------------------------------

          For purposes of this Sublease, the "Base Year" shall be calendar year 1998. Sublessee agrees to pay Sublessor, at the same time and in the same manner which Tesseract is required to pay Landlord Escalation Rent under paragraph 4 of the Master Lease, Sublessee's prorata share of increases in Building Operating Expenses and property Taxes over the Base Year. Sublessee's prorata share is 2.59% of the Building square footage. Sublessor agrees to submit for Sublessee's review all documentation provided by Tesseract and Landlord regarding Operating Expenses and adjustments. Upon the written request of Sublessee to Sublessor, Sublessor agrees to exercise any rights it may have to audit Landlord's Operating Expenses and Taxes and to share the results with Sublessee. If only Sublessee desires that Sublessor exercise such audit rights as it may have,

Sublessee shall pay the entire cost of any such audit upon written demand from Sublessor. If both Sublessor and Sublessee desire to have Sublessor exercise such audit rights as it may have, then the cost of such audit shall be paid fifty percent (50%) by Sublessor and fifty percent (50%) by Sublessee upon written demand from Sublessor. Any utility expenses passed on by Landlord for operating equipment such as HVAC outside of business hours or normal usage as these costs pertain to the Subleased Space shall be passed on to Sublessee to the extent such additional services were used or requested by Sublessee. Sublessor shall be entitled to reasonably estimate Sublessee's share of any such costs.

          7.  DEPOSIT.
              -------

          Sublessee has deposited with Sublessor the sum of $47,682.42 (the "Deposit"). The Deposit shall be held by Sublessor as security for the faithful performance by Sublessee of all of the provisions of this Sublease to be performed or observed by Sublessee. If Sublessee fails to pay rent or other charges due hereunder after giving effect to any applicable cure period, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or the payment of any other sum to which Sublessor has become obligated by reason of Sublessee's default, or to compensate Sublessor for any actual loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of the Deposit, then within ten (10) business days after demand thereof or Sublessee shall deposit cash with Sublessor in an amount sufficient to restore the Deposit to the full amount thereof, and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep the Deposit separate from its general accounts. The Deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use, to Sublessee (or, at, Sublessor's option, to the last assignee, if any, of Sublessee s interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Subleased Space. No trust relationship is created herein between Sublessor and Sublessee with respect to the Deposit.

          8.  OPTION TO RENEW.
              ---------------

          Sublessee shall have no option to renew or extend the term of this Sublease.

          9.  USE.
              ---

          Lessee shall use the Subleased Space for general office purposes and for no other purpose without the prior written consent of Sublessor.

          Sublessee's business shall be established and conducted throughout the term hereof in a first class manner. Sublessee shall not use the Subleased Space for, or carry on, or permit to be carried on, any offensive, noisy or dangerous trade, business, manufacture or occupation, nor permit any auction sale to be held or conducted on or about the Subleased Space. Sublessee shall not do or suffer anything to be done upon the Subleased Space which will cause structural injury to the Subleased Space, or the building of which the same form a part. The Subleased Space shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Subleased Space which will injure, vibrate or shake the Subleased Space or the building of which it is part. No use shall be made of the Subleased Space which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Subleased Space. No musical instrument of any sort, or any noise making device will be operated or allowed upon the Subleased Space for any purpose. No use will be made of the Subleased Space which will increase the existing rate of insurance upon the building in which the Subleased Space is located, or cause a cancellation of any insurance policy covering the building or any part thereof.

          If any act on the part of Sublessee or use of the Subleased Space by Sublessee shall cause, directly or indirectly, any increase of Sublessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

          10.  ENTRY BY SUBLESSOR.
               ------------------

          Sublessor reserves the reasonable right to inspect Sublessee's Subleased Space during normal business hours and with prior notice to Sublessee.

          11.  REPAIR AND MAINTENANCE.
               ----------------------

          Sublessee shall use the Subleased Space and any other items which are made available by Sublessor to Sublessee during the term of this Sublease in a normal and business-like manner and keep the same in good order, condition and repair, excluding normal wear and tear and casualty damage not attributable to

Sublessee. Sublessee shall return the Subleased Space and such items at the end of the term to Sublessor in the same condition as on the Commencement Date, excluding normal wear and tear and casualty damage not attributable to Sublessee.

          12. ALTERATIONS.
              -----------

          Any and all alteration to the Subleased Space must be reviewed and approved by Sublessor, Landlord and Tesseract prior to any such alteration being performed. Landlord's approval is subject to the standards set forth in the Master Lease. Sublessor agrees that it shall not unreasonably withhold or delay its consent to any requested alterations, provided that Landlord consents to the requested alterations. Sublessee is responsible for any Landlord-assessed costs for alterations incurred at Sublessee's sole option, including any costs of the removal of such alterations at the end of this Sublease as mandated by Landlord.


          13. CONDEMNATION PROCEEDS.
              ---------------------

          Despite anything contained in the Master Lease to the contrary, as between Sublessor and Sublessee only, in the event of condemnation of the Subleased Space all condemnation awards received by Sublessor under the Master Lease will be deemed to be the property of Sublessor, and Sublessor will have no obligation to restore the Subleased Space. The foregoing shall not, however, preclude the Sublessee from bringing a separate proceeding to recover the value of any improvements or alterations made by the Sublessee, moving expenses and the value of the unexpired term of this Sublease, provided that such recovery does not diminish any award to Sublessor.

          14. TIME LIMITS.
              -----------

          The time limits provided for in the provisions of the Master Lease for the giving of notice, making of demands, payment of any amount, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease, by shortening the same in each instance by five (5) days, so that notices may be given, demands made, or payments made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublessor to perform any act, or to undertake to perform such act, or to correct any failure relating to the Subleased Space or this Sublease, then Sublessee shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

          15. BROKERS.
              -------

          Sublessor and Sublessee warrant that Cushman & Wakefield acted as Sublessor's only broker and that Partners National Real Estate Group, Inc. acted as Sublessee's only broker. Sublessor shall pay Partners National Real Estate Group, Inc. a real estate brokerage commission equal to $1.00 per rentable square foot per year of the term of the Sublease, which shall be paid one-half (1/2) upon mutual execution of this Sublease and one-half (1/2) upon occupancy of the Subleased Space by Sublessee. Sublessee and Sublessor agree to indemnify and hold each other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this subleasing transaction. The provisions of this paragraph shall survive the termination of this Sublease.

          16. QUIET ENJOYMENT. So long as Sublessee is not in default beyond any
              ---------------
applicable cure period under this Sublease, Sublessee's peaceful and quiet enjoyment of the Subleased Space shall not be disturbed on account of any act or omission of Sublessor. The covenant of quiet enjoyment in the preceding sentence specifically excludes any disturbance of Sublessee's possession of the Subleased Space for any reason other than those set forth in the preceding sentence.

          17. NOTICES OF DEFAULT.
              ------------------

          Sublessor agrees to notify Sublessee of any event of default by Sublessee hereunder, by Sublessor under the SIG Sublease, or Tesseract under the Master Lease, within five (5) business days of Sublessor's receipt of a notice of default.

          18. PARKING.
              -------

          Subject to all applicable restrictions placed upon Sublessor by Landlord in the Master Lease, Sublessee shall be entitled to park three (3) automobiles in the Building's parking garage in valet parking spaces from time to time designated by Sublessor, subject to all of the rules and regulations applicable to such parking as are promulgated by Landlord and the Garage Operator (the "Operator") and to any restrictions or regulations at any time imposed by the City and County of San Francisco on Landlord's ability to offer such parking. The rental rate for such parking shall be equal to the rate from time to time charged by the Operator and Landlord to the public for comparable parking privileges in the Building and shall be paid directly by Sublessee to the Operator as directed in the Operator's sole discretion.

          19.  RIGHT TO ASSIGN OR SUBLEASE.
               ---------------------------

          Subject to obtaining Landlord's and Tesseract's prior written consent, to the extent required by the terms of the Master Lease and the SIG Sublease, as the case may be, Sublessee shall have the right, with notice to Sublessor but without Sublessor's consent, to assign this Sublease or to sublease the Subleased Space to any entity controlled or under common control with Sublessee, or to a corporation with which Lessee has merged or consolidated, or to any corporation or other entity which acquires substantially all of Sublessee's assets as a going concern. Except as provided in the preceding sentence, Sublessee shall have no right to assign this Sublease or to further sublet all or any portion of the Subleased Space.

          20.  ADDRESSES FOR NOTICES.
               ---------------------

          All notices of any kind required under the provisions of this Sublease shall be mailed, postage prepaid by certified or registered mail, return receipt requested, or by a nationally recognized overnight delivery service, addressed as follows:

If to Sublessor:  Strategic Interactive Group, Inc.
                  Attn:  Kathleen O'Meara, Vice President
                  Director of Finance and Operations
                  The Prudential Tower
                  800 Boylston Street
                  Boston, MA 02199

If to Sublessee:  Allegiance Telecom, Inc.
                  Attn:  Patricia E. Koide
                  4 Westbrook Corporate Center, Suite 400
                  Westchester, IL 60154

                  with a copy to:

                  Swidler & Berlin, Chartered
                  Attn:  Jeffrey Scharff
                  3000 K Street, N.W.
                  Washington, D.C. 20007

          21. GENERAL PROVISIONS.
              ------------------

          21.1.  Severability. If any provision of this Sublease or the
                 ------------
application of any provision of this Sublease to any person or circumstance is, to any extent, held to be invalid or unenforceable, the remainder of this Sublease or the application of that provision to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected, and each provision of this Sublease will be valid and be enforced to the fullest extent permitted by law.

          21.2. Entire Agreement; Waiver. This Sublease constitutes the final,
                ------------------------
complete and exclusive statement between the parties to this Sublease pertaining to the Subleased Space, supersedes all prior and contemporaneous understandings or agreements of the parties, and is binding on and inures to the benefit of their respective heirs, representatives, successors, and assigns. No party has been induced to enter into this Sublease by, nor is any party relying on, any representation or warranty outside those expressly set forth in this Sublease. Any agreement made after the date of this Sublease is ineffective to modify, waive, release, terminate, or effect an abandonment of this Sublease, in whole or in part, unless that agreement is in writing, is signed by the parties to this Sublease.

          21.3. Captions. Captions to the sections in this Sublease are included
                --------
for convenience only and do not modify any of the terms of this Sublease.

          21.4. Further Assurances. Each party to this Sublease will at its own
                ------------------
cost and expense execute and deliver such further documents and instruments and will take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Sublease.

          21.5. Governing Law. This Sublease will be governed by and in all
                -------------
respects construed in accordance with the laws of the State of California.

          21.6. Consent of Landlord and Tesseract Corporation. The Landlord's
                ---------------------------------------------
and Tesseract Corporation's written consent to this Sublease is a condition subsequent to the validity of this Sublease.

          21.7. Capitalized Terms. All terms spelled with initial capital
                -----------------
letters in this Sublease that are not expressly defined in this Sublease will have the respective meanings given such terms in the Master Lease.

          21.8. Word Usage. Unless the context clearly requires otherwise, (a)
                ----------
the plural and singular numbers will each be deemed to include the other; (b) the masculine, feminine, and neuter genders will each be deemed to include the others; (c) "shall," "will," "must," "agrees," and "covenants" are each mandatory; (d) "may" is permissive; (e) "or" is not exclusive; and (f) "includes" and "including" are not limiting.

          21.9.  Amendment to SIG Sublease and Master Lease.
                 ------------------------------------------

              (a) Sublessor covenants and agrees that it will not amend or modify the SIG Sublease, to the extent that such amendment or modification affects this Sublease or the Subleased Space, without notice to and the prior written consent of Sublessee.

              (b) Sublessor will use reasonable efforts to prevent any amendment or modification to the Master Lease, to the extent such amendment or modification affects this Sublease or the Subleased Space. Sublessor agrees to give notice to Sublessee of any proposed amendment or modification to the Master Lease which Sublessor receives.

          IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sub-Sublease Agreement as of the date first set forth above.

SUBLESSOR:

STRATEGIC INTERACTIVE GROUP,
INC.


By: Kathleen O. O'Meara
   -----------------------------------------------
   Its VP, Director of Finance & Operations 6/5/99
      --------------------------------------------


SUBLESSEE:

ALLEGIANCE TELECOM, INC.,
a Delaware corporation


By: /s/ Patricia E. Koide
   -----------------------------------------------
   Its Sr VP
      --------------------------------------------

By: /s/ [ILLEGIBLE]^^
   -----------------------------------------------
   Its Secretary
      --------------------------------------------

Consent of Landlord:

          The undersigned, Landlord under the Master Lease, hereby consents to the subletting of the Subleased Space on the terms and conditions contained in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other sublease.

          Landlord represents and warrants (a) the Master Lease is unmodified and in full force and effect, and (b) there is no default or event of default by Landlord or Tesseract under the Master Lease or any event which with the giving of notice and/or the passage of time, or both, would constitute a default or event of default by Landlord or Tesseract under the Master Lease.

MOSTEN MANAGEMENT COMPANY, INC.
a Delaware corporation

By: /s/ Stephen J. Spey
   -----------------------------
        STEPHEN J. SPEY

   Its VICE PRESIDENT
      --------------------------

Dated: 6/22        1998
      ------------,

Consent of Tesseract:

          Tesseract, as sublessor to Strategic Interactive Group, Inc., hereby consents to the subletting of the Subleased Space on the terms and conditions contained in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other sublease.

          Tesseract covenants and agrees for the benefit of Strategic Interactive Group, Inc. and Allegiance Telecom, Inc. that it will not amend or modify the Master Lease or the SIG Sublease, to the extent that any such amendment or modification affects this Sublease or the Subleased Space, without notice to and the prior written consent of Allegiance Telecom, Inc.

          Tesseract represents and warrants (a) the Master Lease and the SIG Sublease are unmodified and in full force and effect, (b) Tesseract has no offsets, defenses or counterclaims against Landlord under the Master Lease, (c) there is no default or event of default by Landlord or Tesseract under the Master Lease or any event which with the giving of notice and/or the passage of time, or both, would constitute a, default or event of default by Landlord or Tesseract under the Master Lease, (d) there is no default or event of default by Strategic Interactive Group, Inc. or Tesseract under the SIG Sublease or any event which with the giving of notice and/or the passage of time, or both, would constitute a default or event of default by Strategic Interactive Group, Inc. or Tesseract under the SIG Sublease, and (e) Tesseract has not encumbered its interest in the Master Lease.

TESSERACT CORPORATION,
a California corporation


By:/s/ Lee G. Larson
   ---------------------------
   Its Mgr., Real Estate
      ------------------------
Dated: 6/16        1998
      ------------,

                     TERMINATION OF SUB-SUBLEASE AGREEMENT
                     -------------------------------------

          THIS TERMINATION OF SUB-SUBLEASE AGREEMENT (this "Agreement") is made and entered into as of December 7, 1999, by and between BRONNERCOM, LLC, a Delaware limited liability company ("Sublessor"), and ALLEGIANCE TELECOM, INC., a Delaware corporation ("Sublessee").

                                   RECITALS
                                   --------

          A. Sublessor's predecessor-in-interest, Strategic Interactive Group, Inc., as sublessor, and Sublessee have entered into that certain Sub-Sublease Agreement dated June 5, 1998 (the "Sublease"), with respect to certain office premises on a portion of the 20th floor of 475 Sansome Street, San Francisco, California, which are more particularly described in the Sublease (the "Subleased Space"). Terms used herein that are defined in the Sublease shall have the meanings therein defined.

          B. The date of expiration of the term of the Sublease is April 30, 2002.

          C. Sublessor and Sublessee desire to terminate the Sublease on the conditions specified in this Agreement.

          NOW, THEREFORE, in consideration of the recitals and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

                                   AGREEMENT
                                   ---------

          1.   Termination of Sublease. Notwithstanding anything contained in
               -----------------------
the Sublease to the contrary, effective as of 11:59 p.m. on May 15, 2000 (the "Effective Date"), (a) the term of the Sublease shall terminate and expire and the Sublease shall be terminated; (b) Sublessee shall vacate and surrender possession of the Subleased Space to Sublessor in broom-clean condition and otherwise in the condition required by the Sublease; (c) Sublessee shall deliver the keys to the Subleased Space to Sublessor and Sublessor shall accept the surrender of the Subleased Space in such condition; and (d) Sublessee shall remove any vehicles parked in the Building pursuant to the provisions of paragraph 18 of the Sublease. Conditioned upon the surrender of the Subleased Space on the Effective Date in the condition required hereby, Sublessor and Sublessee shall be released from all obligations under the Sublease which have not accrued as of the Effective Date, provided that all agreements in the Sublease to indemnify or hold harmless shall survive with respect to matters occurring prior to the Effective Date.

          2.   Sublessee's Right to Advance Effective Date. Sublessee shall
               -------------------------------------------
have the right to advance the Effective Date by giving Sublessor not less than thirty (30) days prior written notice specifying a date prior to May 15, 2000 which Sublessee desires to become the Effective Date. In the event Sublessee gives Sublessor notice advancing the Effective Date, the date specified in such notice shall thereafter become the Effective Date for all purposes under this Agreement, and the former Effective Date of May 15, 2000 shall thereafter be of no further force or effect.

          3.   Liquidated Damages. Sublessor and Sublessee acknowledge and agree
               ------------------
that Sublessor plans to occupy the Subleased Space immediately after Sublessee vacates the Subleased Space and therefore it is extremely important to Sublessor that Sublessee vacate the Subleased Space by no later than the Effective Date. IN THE EVENT SUBLESSEE FAILS TO VACATE THE SUBLEASED SPACE IN THE CONDITION REQUIRED BY THIS AGREEMENT BY NO LATER THAN THE EFFECTIVE DATE, THEN, IN LIEU OF RENT UNDER THE SUBLEASE, SUBLESSEE SHALL PAY SUBLESSOR THE SUM OF TWO THOUSAND DOLLARS ($2,000.00) PER DAY AS STIPULATED, FIXED, AGREED AND LIQUIDATED DAMAGES (AND NOT AS A PENALTY) FOR EACH DAY AFTER THE EFFECTIVE DATE UNTIL SUBLESSEE HAS FULLY COMPLIED WITH ITS OBLIGATIONS IN THE FIRST SENTENCE OF THIS PARAGRAPH 3. THE PARTIES ACKNOWLEDGE THAT SUBLESSOR'S ACTUAL DAMAGE DUE TO SUCH FAILURE WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE AMOUNT OF THE LIQUIDATED DAMAGES SPECIFIED HEREIN CONSTITUTES A REASONABLE ESTIMATE OF THE DAMAGE WHICH WOULD BE SUFFERED BY SUBLESSOR AS A RESULT OF

SUBLESSEE'S FAILURE TO VACATE THE SUBLEASED SPACE IN THE CONDITION REQUIRED BY THIS AGREEMENT BY NO LATER THAN THE EFFECTIVE DATE.

     Sublessor's Initials: M.K.B.  Sublessee's Initials: P.K.
                           ------                        ----

          4. Force Majeure.  If Sublessee's ability to vacate the Subleased
             -------------
Space and move into the new premises which Sublessee has leased at 505 Sansome Street, 20th floor, San Francisco, California (the "New Premises") is made impossible by any prevention, delay, or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor or materials or reasonable substitutes for those items, governmental actions, civil commotions, fire or others casualty, and other causes beyond the reasonable control of Sublessee (collectively, "Force Majeure") then, notwithstanding anything to the contrary in this Agreement, the Effective Date shall be extended one day for each day Sublessee cannot vacate the Subleased Space and move into the New Premises due to Force Majeure, provided, however, in no event shall the Effective Date be extended by Force Majeure for more than one hundred eighty
(180) days. Force Majeure shall not include failure by the New Premises landlord or the landlord's contractor to complete improvements in the New Premises, unless such failure is due to Force Majeure. Within five (5) days of Sublessee's learning of Force Majeure which will extend the Effective Date, Sublessee shall give Sublessor notice of the cause of Force Majeure and the anticipated time of such extension, and shall thereafter also give Sublessor notice promptly after Sublessee has determined the actual date on which Sublessee will vacate the Subleased Space as a result of the extension of the Effective Date by Force Majeure.

          5.   Payment of Rent and Other Sums.  Sublessee shall pay to Sublessor
               ------------------------------
when due all rent and other sums due under the Sublease through and including the Effective Date.

          6.   Deposit.  Sublessor and Sublessee hereby acknowledge that
               -------
pursuant to the provisions of paragraph 7 of the Sublease, Sublessor holds the sum of $47,682.42 (the "Deposit") as security for the faithful performance by Sublessee of all provisions of the Sublease to be performed or observed by Sublessee. Provided that through the Effective Date Sublessee has fully performed and observed all of the provisions of this Agreement which Sublessee is required to perform or observe, Sublessor shall promptly return the Deposit to Sublessee in accordance with the provisions of paragraph 7 of the Sublessee, less any amounts which Sublessor is entitled to retain under the Sublease or paragraph 3 of this Agreement.

          7.   Sublessor's Right to Recover Possession.  In the event that
               ---------------------------------------
Sublessee has not vacated the Subleased Space by the Effective Date, as such date may be advanced or extended as provided in this Agreement, Sublessor shall have the immediate right to commence appropriate legal proceedings to recover possession of the Subleased Space and to recover legal fees and costs incurred by Sublessor in doing so.

          8.   Complete Agreement.  This Agreement represents the final
               ------------------
expression, and the complete and exclusive statement, of all of the oral and written agreements, conditions, promises and covenants between Sublessor and Sublessee with respect to the subject matter hereof, and this Agreement supersedes all prior or contemporaneous oral and written agreements and understandings between Sublessor and Sublessee with respect to the subject matter covered hereby, including the Sublease. This Agreement may only be amended by an agreement in writing signed by both Sublessor and Sublessee.

          IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Termination of Sub-Sublease Agreement as of the date first above written.


SUBLESSOR:                              SUBLESSEE:

BRONNERCOM, LLC,                        ALLEGIANCE TELECOM, INC.,
a Delaware limited                      a Delaware corporation
liability company


By:   /s/ M.K. Beckingham               By:  /s/ Patricia E. Koide
   ----------------------                  ---------------------------

Name: /s/ M.K. Beckingham               Name: Patricia E. Koide
     --------------------                     ------------------------

Title: EVP & CFO                        Title: Senior Vice President
      -------------------                     ------------------------

Date:   12/7                            Date:      12/7, 1999
     -------------, 1999                      ------------------------

                                        By: /s/ Mark B. Tresnowski
                                           ---------------------------

                                        Name:  Mark B. Tresnowki
                                              ------------------------

                                        Title: Senior Vice President
                                              ------------------------
                                               & Corporate General
                                              ------------------------
                                               Counsel
                                              ------------------------
                                        Date:      12/7, 1999
                                              ------------------------